FORM 8-K	File:20041008-2004meeting

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) : October 08, 2004

RICHARDSON ELECTRONICS, LTD.

(Exact name of registrant as specified in its charter)

Delaware	0-12906	36-2096643
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

40W267 Keslinger Road, P.O. Box 393, LaFox, Illinois		60147-0393
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code:		(630) 208-2200

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[X]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

For Immediate Release

For Details, Please Contact:
Ed Richardson	Dario Sacomani
Chairman and Chief Exective Officer Richardson Electronics, Ltd.	Senior Vice President and Chief Financial Officer Richardson Electronics, Ltd.
Phone: (630)208-2340 E-mail: info@rell.com
Richardson Electronics Announces Stockholders Meeting and Web Conference Availability

LaFox, IL, Friday October 8, 2004:  Richardson Electronics, Ltd. (NASDAQ: RELL) announced that the Company’s 2004 annual meeting of stockholders will be held on Tuesday, October 12, 2004 at 3:15 P.M. CDT at the corporate headquarters in LaFox, IL. Chairman and Chief Executive Officer, Edward J. Richardson will host the meeting to discuss the Company’s performance and will be joined by Bruce Johnson, President and Chief Operating Officer and Dario Sacomani, Senior Vice President and Chief Financial Officer. Additionally, presentations will be made on Engineered Solutions for the RF and Wireless Communications Group and the Display Systems Group.

A live web conference of the meeting is available using PlaceWare Web Conferencing and can be accessed at http://www.placeware.com/rm/rellcc/join. At the “Enter Meeting” page, supply the following information:

            Your Name: (enter your name)
            Meeting ID: QT9497
            Meeting Password: 4RJJTN

To access the audio portion of the meeting, please dial (USA) 1-888-422-7101. The access code for the call is 402800.

There is a limit of 25 seats for the web conference and they are available on a first come, first serve basis.

The presentation will be placed on the Company’s website at http://www.rell.com/investor.asp for viewing beginning October 13, 2004.

During the course of the stockholders meeting, the Company may make “forward-looking” statements as defined by the SEC. Statements in this meeting regarding the Company’s business which are not historical facts represent “forward-looking” statements that involve risks and uncertainties. For a discussion of such risks and uncertainties, which could cause actual results to differ from those contained in the forward-looking statements, see “Risk Factors” in the Company’s Annual Report on Form 10-K for the most recently ended fiscal year. The Company assumes no responsibility to update the forward-looking statements in the meeting as a result of new information, future events, or otherwise.

About Richardson Electronics

Richardson Electronics, Ltd. is a global provider of “engineered solutions,” serving the RF and wireless communications, industrial power conversion, security and display systems markets. The Company delivers engineered solutions for its customers’ needs through product manufacturing, systems integration, prototype design and manufacture, testing and logistics. Press announcements and other information about Richardson are available on the World Wide Web at http://www.rell.com/investor.asp.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RICHARDSON ELECTRONICS, LTD.
Date: October 08, 2004	By: /s/ DARIO SACROMANI
Name: Dario Sacromani Title: Senior Vice President and Chief Financial Officer